                                                                    Exhibit 10.3

                           WAIVER AND AMENDMENT NO. 2
                           TO NOTE PURCHASE AGREEMENT

         WAIVER AND AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (this "Waiver and Amendment") dated as of September 11, 2003, by and among Oglebay Norton Company, an Ohio corporation (the "Company") and the Noteholders signatories hereto.

                                   WITNESSETH:

         WHEREAS, the Company and Noteholders are parties to the Senior Secured Note Purchase Agreement dated as of October 25, 2002 (as amended and otherwise modified by the Letter Waiver dated as of January 6, 2003 and the Waiver and Amendment dated as of July 9, 2003, the "Note Purchase Agreement") pursuant to which the Noteholders hold the Senior Notes issued by the Company;

         WHEREAS, the Company has advised the Noteholders that certain Events of Default have occurred under the Note Purchase Agreement, as more fully described on Schedule I hereto (the "Designated Events of Default");

         WHEREAS, subject to the terms and conditions hereof, the Noteholders are willing to waive the Designated Events of Default;

         WHEREAS, the parties also desire to amend certain provisions of the Note Purchase Agreement as set forth herein; and

         NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Noteholders hereby agree as follows:

1.       DEFINED TERMS

         Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Note Purchase Agreement, as amended hereby.

2.       UPDATED SCHEDULES TO NOTE PURCHASE AGREEMENT

         Schedules 3.8, 5.4, 5.5, 5.7, 5.19, 5.22, 5.25, 5.28 and 6.2, are
hereby amended by deleting the existing Schedules 3.8, 5.4, 5.5, 5.7, 5.19, 5.22, 5.25, 5.28 and 6.2, and replacing such schedules with new Schedules 3.8, 5.4, 5.5, 5.7, 5.19, 5.22, 5.25, 5.28 and 6.2, each as attached hereto as Annex
I, and such revised Schedules 3.8, 5.4, 5.5, 5.7, 5.19, 5.22, 5.25, 5.28 and 6.2
shall be incorporated into the Note Purchase Agreement as if fully written therein. New Schedule 7.5.2(j) to the Note Purchase Agreement, as attached hereto as Annex II, is hereby incorporated into the Note Purchase Agreement as if fully written therein.

3.       AMENDMENTS TO THE NOTE PURCHASE AGREEMENT

         3.1. Amendments to Section 1.1. Section 1.1 of the Note Purchase Agreement shall be amended by: (i) adding thereto the new definitions "Amended Interest Rate", "Consolidated Pro forma EBITDA," "Initial Interest Rate," and "Permitted Asset Dispositions"; and (ii) amending the definition of "Interest Rate" to read as follows:

         "Amended Interest Rate" shall have the meaning assigned to it in
Section 2.1.

         "Consolidated Pro forma EBITDA" shall mean the sum of (a) Consolidated EBITDA, plus (b )(i) without duplication, the EBITDA of Persons acquired by the Company and its Subsidiaries during the most recently completed four fiscal quarters to the extent that the EBITDA of such Persons is confirmed by audited financial or other information satisfactory to the Noteholders, minus (ii) EBITDA of Persons disposed of by the Company and its Subsidiaries during the most recently completed four fiscal quarters, plus (c) the amount by which professional fees incurred by the Company through September 11, 2003 exceeded the Company's budget set forth in Schedule IA to Amendment No. 8 to the Syndicated Credit Agreement, dated as of September 11, 2003, plus (d) the amount of professional fees and expenses incurred by the Company after September 11, 2003 for professionals listed on Schedule IB to such Amendment No. 8.

         "Initial Interest Rate" shall have the meaning assigned to it in
Section 2.1.

         "Interest Rate" shall mean either the Initial Interest Rate or the Amended Interest Rate, as applicable pursuant to Section 2.1.

         "Permitted Asset Dispositions" shall have the meaning assigned to it in
Section 7.5.2(j).

         3.2. Amendment to Section 2.1. Section 2.1 of the Note Purchase Agreement shall be deleted and replaced in its entirety as follows:

               2.1 The Senior Notes. The Company has authorized the issuance of its Senior Secured Notes due October 25, 2008 in the aggregate original principal amount of $75,000,000 in the form set forth as Exhibit 2.1 attached hereto (referred to herein individually as a "Senior Note" and collectively as the "Senior Notes", which terms shall also include any notes delivered in exchange therefor or replacement thereof). Commencing on the date of issuance through and including September 10, 2003, the Senior Notes will accrue interest on the unpaid principal amount thereof at an interest rate of 18% per annum (the "Initial Interest Rate"), consisting of 13% in cash interest and 5% either, at the Company's option, in cash interest or to be added automatically to the unpaid principal amount of the Senior Notes ("PIK Interest") on each March 31, June 30, September 30, and December 31 (each, an "Interest Payment Date"). Commencing on September 11, 2003, the Senior Notes will accrue interest on the unpaid principal amount thereof at an interest rate of 19% per annum (the "Amended Interest Rate"), consisting of 13% in cash interest and 6% either, at the Company's option, in cash interest or PIK

         Interest to be added automatically to the unpaid principal amount of the Senior Notes on each Interest Payment Date. Interest on the Senior Notes shall be computed based on a 360-day year of twelve 30-day months, and all PIK Interest on the Senior Notes will be compounded quarterly. Cash interest on the Senior Notes shall be payable quarterly in arrears on each Interest Payment Date commencing on December 31, 2002 by wire transfer of immediately available funds to one or more accounts designated by the Noteholders. On each Interest Payment Date, the Company shall deliver a copy of Schedule I to the Senior Notes to the Noteholders, which shall detail the outstanding principal balance of the Senior Notes as of such date, including all PIK Interest previously added to the principal amount thereof.

         3.3. Amendment to Article VI. Article VI of the Note Purchase Agreement shall be amended by adding new Section 6.18 thereto to read as follows:

              6.18   Engagement of Financial Advisers.

              (a) The Company agrees to the engagement by the Noteholders of a financial consultant to review and monitor the condition of the Company and its Subsidiaries. The Company agrees to pay any and all reasonable fees and expenses of, and/or to reimburse the Noteholders for any and all fees and expenses incurred by the Noteholders in connection with the services provided by, such financial consultant retained by the Noteholders, subject to an aggregate cap of $500,000. The Company will, and will cause each of its Subsidiaries to, cooperate fully with such financial consultant in providing information and access to personnel.

              (b) In addition to the financial consultant retained by the Noteholders as set forth in the preceding paragraph (a), the Company shall retain on or before September 30, 2003 a financial consultant on its own behalf to analyze and explore re-structuring alternatives, which financial consultant shall be reasonably satisfactory to the Noteholders. The Company shall be responsible for the payment of all fees and expenses of such financial consultant retained by the Company. The Company shall not change such financial consultant retained by it without the prior written consent of the Noteholders, which consent shall not be unreasonably withheld. Subject to reasonable confidentiality restrictions imposed by the Board of the Company, the Company hereby authorizes the Noteholders to have direct access to and contact with such financial consultant retained by the Company with respect to all matters pertaining to the Company and its Subsidiaries and will direct such financial consultant to cooperate with the Noteholders and to provide direct access and information to the Noteholders. The Board of the Company agrees that the confidentiality provisions in Section 11.21 hereof shall be deemed reasonable. Any confidential information obtained by the Noteholders pursuant to this
Section 6.18(b) shall be subject to the requirements of Section 11.21 hereof.

         3.4. Amendment to Section 6.4(f)(ii). Clause (ii) of paragraph (f) of
Section 6.4 of the Note Purchase Agreement shall be deleted and replaced in its entirety to read as follows:

         ... (ii) all financial information, forecasts, budgets, and reports provided to the Agent and/or the Banks under the Syndicated Facility Documents and the Vessel Financing Documents;

         3.5. Amendment to Section 6.4(g). Paragraph (g) of Section 6.4 of the Note Purchase Agreement shall be redesignated as paragraph (h), and a new paragraph (g) shall be added to Section 6.4 immediately before such paragraph
(h), to read as follows:

         (g) promptly, and in any event no later than the date each of the following is provided to the Agent and/or the Banks under the Syndicated Facility Documents and the Vessel Financing Documents in connection with any proposed sale of any assets of the Company and its Subsidiaries (including without limitation all Permitted Asset Dispositions): (i) each final offering memorandum generated with respect thereto; (ii) all preliminary indications of interest received with respect thereto; (iii) copies of all management presentations in connection therewith; (d) draft and final term sheets discussed or negotiated with prospective buyers, (iv) draft and execution copies of all purchase documentation; and (v) copies of all applicable financing commitments; provided, however, that the Company shall not be required to deliver any of the foregoing to any Noteholder who has not executed and delivered to the Company a confidentiality agreement in the form of
         Exhibit 6.14.

         3.6. Amendment to Section 7.1(a) Paragraph (a) of Section 7.1 of the Note Purchase Agreement shall be deleted and replaced in its entirety to read as follows:

              (a) Syndicated Debt consisting of (i) Senior Secured Indebtedness (as such term is defined in the Intercreditor Agreement) under the Syndicated Facility Documents, (ii) solely to the extent permitted under Amendment No. 8 to the Syndicated Credit Agreement and under Amendment No. 8 to the Syndicated Loan Agreement, each dated as of September 11, 2003, Indebtedness under the Syndicated Facility Documents other than Senior Secured Indebtedness, (iii) Indebtedness under the Vessel Financing Documents that does not exceed $16,000,000 (and a guaranty by ON Marine Management Company L.L.C. of Indebtedness under the Vessel Financing Documents on the same terms as the guarantee thereof in effect on the date hereof, so long as the time of the issuance of such guarantee there is no Event of Default hereunder or resulting therefrom) and (iv) the Indebtedness existing on the date hereof identified on Schedule 7.1(a);

         3.7. Amendment to Section 7.5.2. Section 7.5.2 of the Note Purchase Agreement shall be amended by adding new paragraph (j) thereto as follows:

              (j) Asset Sales of Property of the Company and its Subsidiaries (other than any such Asset Sales permitted under other subsections of this Section 7.5.2) described on Schedule 7.5.2(j) hereto (such Asset Sales, the "Permitted Asset Dispositions").

         3.8. Amendment to Section 7.10. Section 7.10 shall be deleted and replaced in its entirety to read as follows:

              7.10 Capital Expenditures. The Company and its Subsidiaries will not make Capital Expenditures (including, without limitation, by way of Capitalized Leases) which, in the aggregate, as to the Company and its Subsidiaries, during fiscal year 2003 and 2004 exceed $23,500,000 per fiscal year and $27,500,000 per fiscal year ending thereafter (each such maximum amount, as applicable, the "Capital Expenditure Amount")

         3.9. Amendments to Articles VIII and VIII.B. Article VIII and VIII.B of the Note Purchase Agreement shall be deleted and replaced in its entirety by the following (and all references to Article VIII.B shall be deemed to be references to Article VIII):

                ARTICLE VIII - FINANCIAL COVENANTS OF THE COMPANY

              The Company covenants and agrees that, so long as any Senior Note is outstanding the Company will observe the following covenants:

              8.1. Total Leverage Ratio. The Company shall not suffer or permit at the end of any fiscal quarter, based upon the financial statements most recently delivered pursuant to Section 6.4, the Total Leverage Ratio to exceed:

              (a)  10.50 to 1.00 as of September 30, 2003;
              (b)  10.25 to 1.00 as of December 31, 2003;
              (c)  10.40 to 1.00 as of March 31, 2004;
              (d)  9.90 to 1.00 as of June 30, 2004;
              (e)  9.10 to 1.00 as of September 30, 2004;
              (f)  8.40 to 1.00 as of December 31, 2004;
              (g)  8.00 to 1.00 as of March 31, 2005;
              (h)  8.00 to 1.00 as of June 30, 2005;
              (i)  7.50 to 1.00 as of September 30, 2005;
              (j)  7.10 to 1.00 as of December 31, 2005;
              (k)  7.35 to 1.00 as of March 31, 2006;
              (l)  7.35 to 1.00 as of June 30, 2006;
              (m)  7.00 to 1.00 as of September 30, 2006;
              (n)  6.65 to 1.00 as of December 31, 2006;
              (o)  6.65 to 1.00 as of March 31, 2007;
              (p)  6.65 to 1.00 as of June 30, 2007;
              (q)  6.65 to 1.00 as of September 30, 2007; and
              (r)  6.65 to 1.00 as of December 31, 2007 and thereafter.

              8.2. Syndicated Debt Ratio. The Company shall not suffer or permit at the end of any fiscal quarter the ratio of Syndicated Debt to Consolidated Pro forma EBITDA to exceed:

              (a)  6.40 to 1.00 as of September 30, 2003;
              (b)  6.15 to 1.00 as of December 31, 2003;
              (c)  6.35 to 1.00 as of March 31, 2004;
              (d)  6.15 to 1.00 as of June 30, 2004;
              (e)  5.60 to 1.00 as of September 30, 2004;
              (f)  5.00 to 1.00 as of December 31, 2004;
              (g)  4.80 to 1.00 as of March 31, 2005;

                  (h)      4.80 to 1.00 as of June 30, 2005;
                  (i)      4.50 to 1.00 as of September 30, 2005;
                  (j)      4.10 to 1.00 as of December 31, 2005;
                  (k)      4.40 to 1.00 as of March 31, 2006;
                  (l)      4.40 to 1.00 as of June 30, 2006;
                  (m)      4.10 to 1.00 as of September 30, 2006;
                  (n)      3.75 to 1.00 as of December 31, 2006;
                  (o)      3.75 to 1.00 as of March 31, 2007;
                  (p)      3.75 to 1.00 as of June 30, 2007;
                  (q)      3.75 to 1.00 as of September 30, 2007; and
                  (r)      3.75 to 1.00 as of December 31, 2007 and thereafter.

         in each case, based upon the most recently completed four fiscal quarters reflected in the financial statements most recently delivered pursuant to Section 6.4.

                  8.3. Interest Coverage. The Company shall not suffer or permit at the end of any fiscal quarter the ratio of Consolidated Pro forma EBITDA to Consolidated Pro Forma Interest Expense (less non-cash amortized financing and FAS 133 costs to the extent included in Consolidated Pro forma Interest Expense in accordance with GAAP) to be less than:

                  (a)      0.92 to 1.00 as of September 30, 2003;
                  (b)      0.91 to 1.00 as of December 31, 2003;
                  (c)      0.96 to 1.00 as of March 31, 2004;
                  (d)      1.04 to 1.00 as of June 30, 2004;
                  (e)      1.12 to 1.00 as of September 30, 2004;
                  (f)      1.20 to 1.00 as of December 31, 2004;
                  (g)      1.35 to 1.00 as of March 31, 2005;
                  (h)      1.40 to 1.00 as of June 30, 2005;
                  (i)      1.40 to 1.00 as of September 30, 2005;
                  (j)      1.40 to 1.00 as of December 31, 2005;
                  (k)      1.40 to 1.00 as of March 31, 2006;
                  (l)      1.40 to 1.00 as of June 30, 2006;
                  (m)      1.40 to 1.00 as of September 30, 2006;
                  (n)      1.40 to 1.00 as of December 31, 2006;
                  (o)      1.40 to 1.00 as of March 31, 2007;
                  (p)      1.40 to 1.00 as of June 30, 2007;
                  (q)      1.40 to 1.00 as of September 30, 2007; and
                  (r)      1.40 to 1.00 as of December 31, 2007 and thereafter.


         in each case, based upon the most recently completed four fiscal quarters reflected in the financial statements most recently delivered pursuant to Section 6.4.

                  8.4. Cash-Flow Coverage. The Company shall not suffer or permit at the end of any fiscal quarter the ratio of Consolidated Pro forma Cash Flow to Consolidated Pro forma Fixed Charges (excluding from Pro Forma Fixed Charges for purposes of calculating compliance with this covenant, amounts scheduled to be paid in the current period with respect to the Revolving Loans and the Term Loans (each as defined in the Syndicated Credit Agreement)) to be less than:

                  (a)      0.41 to 1.00 as of September 30, 2003;
                  (b)      0.45 to 1.00 as of December 31, 2003;
                  (c)      0.46 to 1.00 as of March 31, 2004;
                  (d)      0.55 to 1.00 as of June 30, 2004;
                  (e)      0.62 to 1.00 as of September 30, 2004;
                  (f)      0.67 to 1.00 as of December 31, 2004;
                  (g)      0.80 to 1.00 as of March 31, 2005;
                  (h)      0.85 to 1.00 as of June 30, 2005;
                  (i)      0.85 to 1.00 as of September 30, 2005;
                  (j)      0.88 to 1.00 as of December 31, 2005;
                  (k)      0.88 to 1.00 as of March 31, 2006;
                  (l)      0.88 to 1.00 as of June 30, 2006;
                  (m)      0.80 to 1.00 as of September 30, 2006;
                  (n)      0.80 to 1.00 as of December 31, 2006;
                  (o)      0.85 to 1.00 as of March 31, 2007;
                  (p)      0.90 to 1.00 as of June 30, 2007;
                  (q)      1.00 to 1.00 as of September 30, 2007; and
                  (r)      1.00 to 1.00 as of December 31, 2007 and thereafter.

         in each case, based upon the most recently completed four fiscal quarters reflected in the financial statements most recently delivered pursuant to Section 6.4.

                  8.5 Net Worth. The Company shall not suffer or permit Consolidated Net Worth at any time, based upon the most recent fiscal quarter reflected in the financial statements most recently delivered pursuant to Section 6.4, to fall below the current minimum amount required, which current minimum amount required shall be:

                  (a)      $74,500,000 as of September 30, 2003;
                  (b)      $66,500,000 as of December 31, 2003;
                  (c)      $60,000,000 as of March 31, 2004;
                  (d)      $58,500,000 as of June 30, 2004;
                  (e)      $58,500,000 as of September 30, 2004;
                  (f)      $51,000,000 as of December 31, 2004;
                  (g)      $45,500,000 as of March 31, 2005;
                  (h)      $45,500,000 as of June 30, 2005;
                  (i)      $45,500,000 as of September 30, 2005;
                  (j)      $39,500,000 as of December 31, 2005;
                  (k)      $28,000,000 as of March 31, 2006;
                  (l)      $28,000,000 as of June 30, 2006;
                  (m)      $28,000,000 as of September 30, 2006;
                  (n)      $20,000,000 as of December 31, 2006;
                  (o)      $10,000,000 as of March 31, 2007;
                  (p)      $10,000,000 as of June 30, 2007;

              (q) $12,500,000 as of September 30, 2007; and
              (r) $8,500,000 as of December 31, 2007 and thereafter.

       provided, however, that (i) any non-cash impact to Consolidated Net Worth related to FAS 142 shall be excluded in calculating the Company's compliance with this covenant and (ii) any potential non-cash impact associated with the extinguishment of Indebtedness (as a result of Amendment No. 8 to the Syndicated Credit Agreement and Amendment No. 8 to the Syndicated Loan Agreement, each dated as of September 11, 2003, and Waiver and Amendment No. 2 to this Agreement, dated as of September 11,
       2003) as indicated pursuant to EITF 96.19/SFAS 140 shall likewise be excluded in calculating the Company's compliance with this covenant.

       3.10. Amendment to Section 9.1(h). Section 9.1(h) of the Note Purchase Agreement shall be deleted and replaced in its entirety to read as follows:

              (h) Any "Event of Default" (as defined therein) under the Subordinated Notes Indenture, provided, however, that an Event of Default (or an event that with the lapse of time would become an Event of Default) under the Subordinated Notes Indenture arising solely from the Company's failure to make the interest payment due under the Subordinated Notes Indenture on August 1, 2003 or February 1, 2004, shall not constitute an Event of Default under this Agreement so long as all of the following conditions continue to be met: (i) the Indebtedness under the Indenture has not been accelerated, (ii) neither the trustee under the Indenture nor any of the holders thereunder have taken any action to enforce any rights and remedies under the Indenture, and (iii) no Default or Event of Default under (and each as defined in) the Syndicated Facility Documents shall have occurred or be continuing with respect to the Company's failure to make such payment;

4.     REPRESENTATIONS AND WARRANTIES

       The Company hereby represents and warrants to the Noteholders as follows:

       4.1. Authorization. This Waiver and Amendment has been duly and validly executed by an authorized executive officer of the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Waiver and Amendment, the Note Purchase Agreement and the other Senior Notes Documents to which the Company or any of its Subsidiaries is a party and the transactions contemplated hereby and thereby (a) are within the authority of such Person, (b) have been duly authorized by all necessary proceedings, (c) do not violate, conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Company or any of its Subsidiaries and (d) do not violate, conflict with, or result in the creation of any Lien on the properties or assets of the Company or any of its Subsidiaries under, any provision of the Organizational Documents of, or any material agreement or other material instrument (including, without limitation, any of the Syndicated Facility Documents, Subordinated Notes Indenture or the Subordinated Notes) binding upon, the Company or any of its Subsidiaries.

       4.2. Claims and Defenses. As of the date of this Waiver and Amendment, neither the Company nor any of its Subsidiaries has any defenses, claims, counterclaims or setoffs with respect to the Note Purchase Agreement, the Senior Notes Documents or any obligations thereunder or with respect to any actions of the Noteholders, the Collateral Agent or any of their respective officers, directors, partners, members, shareholders, employees, agents or attorneys, and the Company hereby irrevocably and absolutely waives any such defenses, claims, counterclaims and setoffs and releases the Noteholders, the Collateral Agent or any of their respective officers, directors, partners, members, shareholders, employees, agents or attorneys from the same.

       4.3. Status of Senior Notes Documents. The Note Purchase Agreement, the Senior Notes and each of the other Senior Notes Documents, as specifically amended by this Waiver and Amendment, are hereby in all respects ratified and confirmed and, except to the extent of the waivers specifically provided herein, are and shall continue to be in full force and effect and remain valid and binding obligations of the Company enforceable against the Company in accordance with their terms. Without limiting the generality of the foregoing, the Security Documents and all of the collateral described therein do and shall continue to secure the payment of all obligations of the Company and the Guarantors under the Senior Notes Documents. As of the date of this Waiver and Amendment, the representations and warranties of the Company set forth in the Note Purchase Agreement as amended hereby are true and correct in all material respects with the same force and effect as if made on and as of such date except to the extent that any thereof expressly relate to an earlier date.

       4.4. Permitted Asset Dispositions. The consummation of any or all of the Permitted Asset Dispositions will not constitute an Asset Sale of all or substantially all of the assets of the Company or any division thereof for purposes of the definition of "Mandatory Repurchase Event" as defined in Section
1.1 of the Note Purchase Agreement.

       4.5. Nonwaiver. The execution, delivery and effectiveness of this Waiver and Amendment shall not, except as expressly provided in Section 7 hereof, operate as, be deemed to be, or be construed to be a waiver of: (i) any right, power or remedy of the Collateral Agent or any Noteholder under the Note Purchase Agreement or any other Senior Notes Document, or (ii) of any term, provision, representation, warranty or covenant contained in the Note Purchase Agreement, the other Senior Notes Documents or any other documentation executed in connection therewith. Further, except as provided in Section 7 hereof, none of the provisions of this Waiver and Amendment shall constitute, be deemed to be or construed to be: (i) a waiver of any Event of Default under the Note Purchase Agreement as previously amended and as further amended by this Waiver and Amendment or (ii) a revocation of any prior written waivers of any Events of Default thereunder.

       4.6. References to Note Purchase Agreement. On and after the effectiveness of this Waiver and Amendment, each reference in the Note Purchase Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Note Purchase Agreement, and each reference in the Senior Notes and each of the other Senior Notes Documents and the other Transaction Documents to "the Note Purchase Agreement", "thereunder", "thereof" or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement as amended hereby.

5.     GENERAL RELEASE

       To the extent not otherwise set forth herein, the Company hereby remises, releases, acquits, satisfies and forever discharges the Noteholders, the Collateral Agent and the Representative, their agents, employees, officers, directors, predecessors, attorneys and all others acting on behalf of or at the direction of the Noteholders, the Collateral Agent or the Representative, of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now have or can, shall or may at any time have against the Noteholders, the Collateral Agent or the Representative, their agents, employees, officers, directors, attorneys and all persons acting or purporting to act on behalf of or at the direction of the Noteholders, the Collateral Agent or the Representative (the "Releasees") under or with respect to the Senior Notes Documents or the transactions contemplated thereby, for, upon or by reason of any matter, cause or thing whatsoever through the date hereof. Without limiting the generality of the foregoing, the Company waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights it does, shall or may have as of the date hereof, including, but not limited to, the rights to contest: (a) the right to exercise any right, power or remedy of the Collateral Agent or any Noteholder under the Note Purchase Agreement or any other Senior Notes Document; (b) any term, provision, representation, warranty or covenant contained in this Waiver and Amendment, the Note Purchase Agreement, the other Senior Notes Documents or any other documentation executed in connection therewith; (c) the liens, pledges, assignments, security interests and other collateral or security granted by the Senior Notes Documents; or (d) any conduct of the Noteholders, the Collateral Agent or the Representative under or with respect to the Senior Notes Documents or the transactions contemplated thereby.

6.     CONDITIONS PRECEDENT TO EFFECTIVENESS

       This Waiver and Amendment is subject to the provisions of Sections 11.2 and 11.4 of the Note Purchase Agreement and shall become effective as of the date first above written when, and only when each of the following conditions precedent shall have been fulfilled:

       6.1. Waiver and Amendment. This Waiver and Amendment shall have been executed by the Company and the holders, voting together as a single class, of at least 50% in principal amount of all Senior Notes outstanding as of the date hereof.

       6.2. Consent of Guarantors. The consent attached hereto shall have been executed by each Guarantor.

       6.3. Waiver and Amendment under Syndicated Facility Documents. The Noteholders shall have received written evidence, in form and substance satisfactory to them, that (a) the Company has obtained a waiver of any Events of Default (to the extent such exist) under the Syndicated Credit Agreement, the Syndicated Loan Agreement and the Vessel Financing Documents and (b) the Syndicated Credit Agreement, the Syndicated Loan Agreement and such other Syndicated Facility Documents as may require amendment in connection with this Waiver and Amendment and the transactions contemplated hereby have been so amended.

       6.4. Investment Bank Engagement Letters. The Company shall have furnished to the Noteholders copies of the Harris Williams and Cobblestone investment bank engagement letters with the Company covering the sale of assets (including without limitation the Permitted Asset Dispositions).

       6.5. Opinions. The Noteholders shall have received (a) appropriate and customary opinions relating to this Waiver and Amendment and the transactions contemplated hereby and such other matters as are deemed appropriate by Noteholders and their counsel and (b) copies of all opinions delivered to the Banks in connection with the waivers and amendments referred to in Section 6.3 hereof, in each case in form and substance satisfactory to the Noteholders.

       6.6. Waiver and Amendment Fee; Legal Expenses. The Noteholders shall have received a one time Waiver and Amendment Fee in an amount equal to $775,915.14 for the ratable benefit of each Noteholder signatory hereto based on the proportion that the amount of Senior Notes held by each such Noteholder (which amount is accurately set forth next to each Noteholder's name on the signature pages hereof) bears to the total amount of Senior Notes held by all Noteholders signatories hereto. In addition, the Noteholders shall have received payment of all currently outstanding fees and expenses of counsel to the Noteholders incurred in connection with the matters contemplated hereby or undertaken to date in connection with the Note Purchase Agreement and the Senior Notes Documents.

       6.7. Other Deliveries. The Noteholders shall have received from the Company such other agreements as the Noteholders may request in connection with this Waiver and Amendment, in such form and substance acceptable to the Noteholders, executed and delivered by a duly authorized officer of Company.

       The effectiveness of this Waiver and Amendment is further conditioned upon the accuracy in all material respects of the factual matters, taken as a whole, described herein.

7.     AGREEMENT TO WAIVE

       Notwithstanding the occurrence or continuation of the Designated Events of Default, subject to satisfaction of the conditions precedent set forth in
Section 6 hereof, the Noteholders hereby waive the Designated Events of Default from and after the date of occurrence thereof, and the Noteholders and the Collateral Agent waive any right to exercise the rights and remedies available under the Note Purchase Agreement and the other Senior Notes Documents as a result of the occurrence of such Designated Events of Default. Nothing contained in this Waiver and Amendment shall prejudice any rights or remedies the Noteholders or the Collateral Agent may have, or the right of the Noteholders or the Collateral Agent to exercise any such rights and remedies, at any time with respect to Events of Default (whether now existing or hereafter occurring) other than the Designated Events of Default. The Company acknowledges and agrees that the foregoing waiver shall not affect the continued legality, validity and binding effect of the Note Purchase Agreement and the other Senior Notes Documents (as amended or otherwise modified hereby), and, except with respect to such waiver, the Note Purchase Agreement continues to be fully enforceable. Nothing contained in this Waiver and Amendment shall be construed as a waiver under or a modification to the terms of the Intercreditor Agreement, including without limitation with respect to the maximum amount of accrued interest that constitutes "Senior Secured Indebtedness" (as defined in the Intercreditor Agreement).

8.     MISCELLANEOUS

       8.1. Governing Law. This Waiver and Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

       8.2. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

       8.3. Counterparts. This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver and Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment.

                            [signature pages follow]

       IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment as of the date first above written.

COMPANY:                               OGLEBAY NORTON COMPANY



                                       By:______________________________________
                                           Name:
                                           Title:

NOTEHOLDERS:                           THE 1818 MEZZANINE FUND II, L.P.


                                       By: Brown Brothers Harriman & Co.,
                                           General Partner

                                       By:______________________________________
                                           Name:  Robert R. Gould
                                           Title: Partner

                                       Amount of Senior Notes: $25,000,000

                                       SANKATY HIGH YIELD PARTNERS II, L.P.



                                       By:______________________________________
                                           Name:  Stuart Davies
                                           Title: Senior Vice President

                                       Amount of Senior Notes: $3,000,000

                                       SANKATY HIGH YIELD PARTNERS III, L.P.



                                       By:______________________________________
                                           Name:  Stuart Davies
                                           Title: Senior Vice President

                                       Amount of Senior Notes: $3,000,000

                                       BRANT POINT CBO 1999-1, LTD.


                                       By: SANKATY ADVISORS, LLC, as
                                           Collateral Manager


                                       By:______________________________________
                                           Name:  Stuart Davies
                                           Title: Senior Vice President

                                       Amount of Senior Notes: $500,000

                                       GREAT POINT CBO 1998-1 LTD.


                                       By: SANKATY ADVISORS, LLC, as Collateral
                                           Manager


                                       By:______________________________________
                                           Name:  Stuart Davies
                                           Title: Senior Vice President

                                       Amount of Senior Notes: $1,000,000

                                       GREAT POINT CLO 1999-1 LTD.


                                       By: SANKATY ADVISORS, LLC, as
                                           Collateral Manager


                                       By:______________________________________
                                           Name:  Stuart Davies
                                           Title: Senior Vice President

                                       Amount of Senior Notes: $250,000

                                       RACE POINT CLO, LIMITED


                                       By: SANKATY ADVISORS, LLC, as
                                           Collateral Manager


                                       By:______________________________________
                                           Name:  Stuart Davies
                                           Title: Senior Vice President

                                       Amount of Senior Notes: $250,000

                                       SANKATY CREDIT OPPORTUNITIES, L.P.


                                       By:______________________________________
                                           Name:  Stuart Davies
                                           Title: Senior Vice President

                                       Amount of Senior Notes: $6,000,000

                                       TEACHERS INSURANCE AND ANNUITY
                                       ASSOCIATION OF AMERICA


                                       By:______________________________________
                                           Name:
                                           Title:

                                       Amount of Senior Notes: $17,000,000

                                       COHANZICK HIGH YIELD PARTNERS, LP


                                       By:

                                       By:______________________________________
                                           Name:
                                           Title:

                                       Amount of Senior Notes: $600,000

                                       COHANZICK CREDIT OPPORTUNITIES FUND,
                                       LTD.


                                       By:

                                       By:______________________________________
                                           Name:
                                           Title:

                                       Amount of Senior Notes: $400,000

                                       GABRIEL CAPITAL GROUP


                                       By:

                                       By:______________________________________
                                           Name:
                                           Title:

                                       Amount of Senior Notes: $1,000,000

                                       RESTORATION HOLDINGS, LTD.


                                       By:

                                       By:______________________________________
                                           Name:
                                           Title:

                                       Amount of Senior Notes: $2,000,000

                                       LEGACY AGGRESSIVE HIGH YIELD FUND


                                       By:

                                       By:______________________________________
                                           Name:
                                           Title:

                                       Amount of Senior Notes: $100,000

                                       THE ONE GROUP HIGH YIELD BOND FUND

                                       By:


                                       By:______________________________________
                                           Name:
                                           Title:

                                       Amount of Senior Notes: $2,150,000

                                       PACHOLDER HIGH YIELD FUND, INC.

                                       By:


                                       By:______________________________________
                                            Name:
                                            Title:


                                       Amount of Senior Notes: $500,000

                                       DB DISTRESSED OPPORTUNITIES FUND, LTD.

                                       By:

                                       By:______________________________________
                                            Name:
                                            Title:


                                       Amount of Senior Notes: $2,500,000

                                       SPRUGOS INVESTMENTS IV, LLC

                                       By:


                                       By:______________________________________
                                            Name:
                                            Title:


                                       Amount of Senior Notes: $2,500,000

                                       MW POST PORTFOLIO FUND, LTD.

                                       By:


                                       By:______________________________________
                                           Name:
                                           Title:

                                       Amount of Senior Notes: $2,000,000

                                       PACHOLDER 2000 OPPORTUNITY FUND LP

                                       By:


                                       By:______________________________________
                                           Name:
                                           Title:

                                       Amount of Senior Notes: $250,000

                                       DELAWARE STREET CAPITAL FUND, LTD

                                       By:


                                       By:______________________________________
                                            Name:
                                            Title:

                                       Amount of Senior Notes: $5,000,000

                                     CONSENT

                                                  Dated as of September 11, 2003

         Each of the undersigned as a Guarantor under the Note Purchase Agreement referred to in the foregoing Waiver and Amendment and a grantor, pledgor and mortgagor, as the case may be, under the Security Documents executed and delivered pursuant to the Note Purchase Agreement, in each case, in favor of the Collateral Agent, for its benefit and the benefit of the Noteholders parties to the Note Purchase Agreement referred to in the foregoing Waiver and Amendment, hereby consents and agrees to such Waiver and Amendment and hereby confirms and agrees that (a) the Note Purchase Agreement, as amended and otherwise modified by such Waiver and Amendment, and each Security Document to which such Guarantor is party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) all of the collateral described in such Security Documents do, and shall continue to, secure the payment of all of the obligations provided therein.

                            [signature pages follow]

                                       ONCO INVESTMENT COMPANY
                                       OGLEBAY NORTON MANAGEMENT COMPANY
                                       OGLEBAY NORTON INDUSTRIAL SANDS, INC.
                                       OGLEBAY NORTON TERMINALS, INC.
                                       OGLEBAY NORTON ENGINEERED MATERIALS, INC.
                                       OGLEBAY NORTON MINERALS, INC.
                                       OGLEBAY NORTON SPECIALTY MINERALS, INC.
                                       ON MARINE SERVICES COMPANY
                                       MICHIGAN LIMESTONE OPERATIONS, INC.
                                       GLOBAL STONE CORPORATION
                                       GLOBAL STONE TENN LUTTRELL COMPANY
                                       GLOBAL STONE CHEMSTONE CORPORATION
                                       GLOBAL STONE ST. CLAIR, INC.
                                       GLOBAL STONE FILLER PRODUCTS, INC.
                                       GLOBAL STONE JAMES RIVER, INC.
                                       GS PC, INC.
                                       ON COAST PETROLEUM COMPANY
                                       ONCO WVA, INC.
                                       ONTEX, INC.
                                       SAGINAW MINING COMPANY
                                       GLOBAL STONE MANAGEMENT COMPANY
                                       ERIE SAND AND GRAVEL COMPANY
                                       ERIE NAVIGATION COMPANY
                                       ERIE SAND STEAMSHIP CO.
                                       MOUNTFORT TERMINAL, LTD.
                                       SERV-ALL CONCRETE, INC.
                                       S&J TRUCKING, INC.


                                       By:______________________________________
                                            Name:
                                            Title:

                                       OGLEBAY NORTON MARINE SERVICES COMPANY,
                                       L.L.C.

                                       By:   ON MARINE SERVICES COMPANY, its
                                             Member


                                       By:______________________________________
                                           Name:
                                           Title:


                                       GLOBAL STONE PENROC, LP


                                       By:   GS PC, Inc.,
                                             its General Partner


                                       By:______________________________________
                                           Name:
                                           Title:


                                       TEXAS MINING, LP

                                       By:   ONTEX, Inc.,
                                             its General Partner

                                       By:______________________________________
                                           Name:
                                           Title:


                                       OGLEBAY NORTON MARINE MANAGEMENT COMPANY,
                                       L.L.C.


                                       By:   OGLEBAY NORTON MARINE SERVICES
                                             COMPANY, L.L.C., its Member


                                       By:______________________________________
                                           Name:
                                           Title:

                                       GLOBAL STONE PORTAGE, LLC

                                       By:   ONCO INVESTMENT COMPANY,
                                             its Member


                                       By:______________________________________
                                           Name:
                                           Title: